Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended December 31, 2009

Accounting Method:	☒ Accrual Basis	☐ Cash Basis
THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month?		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	1/20/2010	Print Name:	Joel I. Sher

		Signature:	/s/ Joel I. Sher

		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period:     12/1/2009     to     12/31/2009

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$27,677,968	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,422,872		18,017,886
Sale of Assets	—		3,029,432
Loans/advances	—		—
Other	—		1,848,472

Total Cash Receipts	$1,422,872		$22,895,790

3. Cash Disbursements
Operations	2,811,685		8,525,570
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	2,352,090		6,281,122
Other	—		1,000,000

Total Cash Disbursements	$5,163,775		$15,806,692

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(3,740,903)		7,089,098

5. Ending Cash Balance (to Form 2-C)	$23,937,065	(3)	$23,937,065	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$20,666,005	$—	$136,937	$20,529,068
xxxxxxx0805	J.P. Morgan	123,181	—	—	123,181
xxxxxxx1807	New Mexico Bank & Trust	5,513	—	—	5,513
xxxxxxx2954	New Mexico Bank & Trust	108,371	—	926	107,445
xxxxxxx2989	New Mexico Bank & Trust	34,302	—	—	34,302
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx2842	New Mexico Bank & Trust	3,036,570	—	—	3,036,570
xxxxxxx9638	The Bank of New York Mellon	1,002	—		1,002
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

TOTAL		$24,074,928	$—	$137,863	$23,937,065	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/3/2009	7022	The Carlisle Group, Inc.	Info Services	$7,500
12/3/2009	7023	Thornburg Investment Management	Postage	10
12/3/2009	7024	Iron Mountain	Document Storage	825
12/3/2009	7025	American Stock Transfer & Trust	Transfer fee	5,500
12/3/2009	7026	TMST Employee	Personal expense reimbursement	41
12/3/2009	7027	Southwest Copy Systems	Info Services	1,897
12/3/2009	7028	TMST Employee	Info Services reimbursement	991
12/3/2009	7029	J and J Technical Services, Inc.	Info Services	3,758
12/3/2009	Wire	Venable LLP	Professional services	601,767
12/3/2009	Wire	Protiviti Inc.	Professional services	453,956
12/3/2009	Wire	Quinn Emanuel	Professional services	198,670
12/3/2009	Wire	Tydings & Rosenberg LLP	Professional services	24,622
12/3/2009	Wire	J.H. Cohn LLP	Professional services	83,397
12/11/2009	Wire	ADP Financial Services	Payroll - Direct deposits	45,965
12/14/2009	Wire	ADP Financial Services	Payroll taxes 12/15	31,714
12/15/2009	2372	TMST Employee	Payroll	20,624
12/15/2009	7033	The Carlisle Group, Inc.	Info Services	7,500
12/15/2009	7034	Thornburg Investment Management	Postage	14
12/15/2009	7035	Bravo Technical Resources	Contract Services	3,693
12/17/2009	Wire	Cenlar	Cenlar Subservicing Bill Nov 2009	1,391,980
12/18/2009	Wire	Cenlar	P&I Advance	1,112,881
12/18/2009	Wire	Cenlar	P&I Advance	2,947
12/23/2009	Wire	Venable LLP	Professional services	570,056
12/23/2009	Wire	Protiviti Inc.	Professional services	236,226
12/23/2009	Wire	Quinn Emanuel	Professional services	27,342
12/23/2009	Wire	Tydings & Rosenberg LLP	Professional services	41,195
12/23/2009	Wire	Goldin Associates, LLC	Professional services	27,145
12/29/2009	7038	Epiq Bankruptcy Solutions, LLC	Professional services	87,715
12/29/2009	7039	TMST Employee	Personal expense reimbursement	997
12/29/2009	7040	Shred-it Albuquerque	Recycling	107
12/29/2009	7041	Iron Mountain	Document Storage	1,181
12/29/2009	7042	TMST Employee	Personal expense reimbursement	485
12/29/2009	7043	Bravo Technical Resources	Contract Services	16,801
12/29/2009	7044	American Stock Transfer & Trust	Transfer fee	7,854
12/29/2009	Wire	ADP Financial Services	Payroll - Direct deposits	45,694
12/30/2009	Wire	ADP Financial Services	Payroll taxes 12/31	31,160
12/31/2009	2373	TMST Employee	Payroll	20,622

			Total Cash Disbursements	$5,114,831	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/2/2009	Boise, Schiller & Flexner LLP	Refund of Retainer Balance	$79,223
12/4/2009	Cenlar	Investor Z43 P&I Remittance Nov 2009	33,932
12/4/2009	Cenlar	Investor P43 P&I Remittance Nov 2009	129,525
12/7/2009	New Mexico Bank & Trust (2)	Electronic Check	7,385
12/22/2009	Cenlar	Return P&I Advance	1,112,881
12/22/2009	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance Nov 2009	47,718
12/24/2009	Wells Fargo Bank	Credit Risk Advisor Fee	1,187
12/28/2009	Wells Fargo Bank	Reinvestment Income	427
12/28/2009	Wells Fargo Bank	Credit Risk Advisor Fee	516
12/30/2009	Deutsche Bank	Reinvestment Income	18
12/31/2009	Cenlar	REO Refund	1,200
12/31/2009	Palmer, Lombardi & Donohue LLP	Refund of Retainer Balance	1,852
12/31/2009	Nationwide Legal, Inc	Subpoena	15

		Total Cash Receipts	$1,415,878	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/1/2009	15440	State of South Dakota	State license renewal	$500
12/3/2009	15441	State of Minnesota	Withdrawal fee	50
12/3/2009	15442	State of Illinois	Withdrawal fee	25
12/3/2009	15443	State of Washington	State license	59
12/3/2009	15444	TMST Employee	Reimburse Kentucky license renewal	450
12/3/2009	15445	State of Tennessee	Mortgage Exam Fee	1,375
12/3/2009	15446	Pepper Hamilton LLP	Professional services	32,677
12/3/2009	15447	MIDCON Data Services LLC	Document Storage	2,059
12/3/2009	15448	FedEX	Shipping	1,032
12/4/2009	ACH	State of Mississippi	State license renewal	576
12/4/2009	ACH	State of Nebraska	State license renewal	300
12/15/2009	15449	FedEX	Shipping	1,025
12/15/2009	15450	State of New Jersey	Assessment Fee	451
12/15/2009	15451	MIDCON Data Services LLC	Document Storage	2,059
12/15/2009	15453	CSC	California Statutory Representation	247
12/15/2009	15454	State of California	Assessment Fee	5,000
12/28/2009	ACH	State of New Hampshire	State license renewal	600
12/29/2009	15455	State of North Carolina	Withdrawal fee	25

			Total Cash Disbursements	$48,510	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/24/2009	Bank of America (Countrywide)	Credit Risk Advisor Fee	$687
12/28/2009	US Bank	Trust Wire	773
11/25/2009	Citibank	Corporate Trust Fed Wire	1,025

		Total Cash Receipts	$2,485	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
12/4/2009	ACH	ADP Financial Services	Payroll processing	$223
12/18/2009	ACH	ADP Financial Services	Payroll processing	169
12/28/2009	ACH	ADP Financial Services	Payroll processing	42

			Total Cash Disbursements	$434	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
12/31/2009	New Mexico Bank & Trust	Interest Paid	$2

		Total Cash Receipts	$2	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period:     12/1/2009     to     12/31/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/30/2009	New Mexico Bank & Trust	Interest	4,507

		Total Cash Receipts	$4,507	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     December 31, 2009

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B)	$23,937,065	$16,848,967
	Accounts Receivable (from Form 2-E)	15,498,309	9,403,326
	Receivable from Officers, Employees, Affiliates (2)	—	—
	Inventory	—	—
Other Current Assets (List):	Prepaid expenses & retainers	3,741,792	5,418,353
	Accrued interest receivable	—	47,878

	Total Current Assets	43,177,166	31,718,524

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,201,340	1,201,340

	Total Fixed Assets	1,201,340	1,201,340

	Less: Accumulated Depreciation	800,402	533,109

	Net Fixed Assets	400,938	668,231

Other Assets (List):	Restricted cash	—	201,432,689
	Mortgage servicing portfolio	76,029,606	87,104,385
	Investment in subsidiaries	23,903,739	21,244,747
	Loan held for sale	2,015,230	8,359,404
	Deposits	3,605,000	300,000

	TOTAL ASSETS	$149,131,679	$350,827,980

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$522,463	$—
	Post-petition Accrued Professional Fees (from Form 2-E)	3,875,706	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable	—	—
Other Post-petition Payable (List):	Contingent obligations (3)	2,597,067	—

	Total Post Petition Liabilities	6,995,236	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt	3,460,434,383	3,664,898,118

	Total Pre Petition Liabilities	3,460,434,383	3,664,898,118

	TOTAL LIABILITIES	3,467,429,619	3,664,898,118

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition (4)	(6,954,811,496)	(6,954,811,496)
	Retained Earnings - Post-petition	(4,227,803)	—

	TOTAL OWNERS’ EQUITY	(3,318,297,940)	(3,314,070,137)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$149,131,679	$350,827,980

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded pending resolution with SAF.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(4)	Change in Prepetition Retained Earnings of ($324,272) is due to a prior period adjustment for April expenses.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:     December 1, 2009     to     December 31, 2009

		Current Month	Accumulated Total (1)
	Operating Revenue
	Interest income (2)	$43,672	$5,374,945
	Mortgage servicing income	2,176,231	17,679,469

	Net Operating Revenue	2,219,903	23,054,414

	Total interest expense / (benefit) (3)	—	(1,195,076)

	Gross Profit	2,219,903	24,249,490

	Operating Expenses
	Officer Compensation	—	895,390
	Selling, General and Administrative	2,410,778	20,460,549
	Rents and Leases	25,000	568,262
	Depreciation, Depletion and Amortization	33,412	267,296
Other (list):	__________________________	—	—
	__________________________	—	—

	Total Operating Expenses	2,469,190	22,191,497

	Operating Income / (Loss)	(249,287)	2,057,993

	Non-Operating Income / (Expenses)
	Gains / (Losses) on Liquidation of Assets	—	—
	Earnings from subsidiaries	(59,496)	2,658,992
	Other Non-Operating Income (4)	—	607,975

	Net Non-Operating Income / (Expenses)	(59,496)	3,266,967

	Reorganization Expenses
	Legal and Professional Fees	447,268	9,413,675
	Other Reorganization Expense	33,039	139,088

	Total Reorganization Expenses	480,307	9,552,763

	Net Income / (Loss) Before Income Taxes	(789,090)	(4,227,803)

	Federal and State Income Tax Expense / (Benefit) (5)	—	—

	NET INCOME / (LOSS)	$(789,090)	$(4,227,803)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $7.9 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $3.4 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity's respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.'s method of accounting related to the reporting of taxable income associated with REMIC regular interests. The estimated potential tax liability that could be incurred due to the method of accounting change is $7.3 million. However, given the large 2009 operating losses for TMST, Inc., it is reasonably possible that the potential tax liability will not be incurred. As such, the Company did not record it in the comparative balance sheet nor recognize it in the profit and loss statement.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     December 1, 2009     to     December 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$19,057	$19,057	12/14/2009	Wire	$—
		18,846	18,846	12/30/2009	Wire	—

State	—	3,762	3,762	11/13/2009	Wire	—
		3,737	3,737	11/25/2009	Wire	—

FICA Tax Withheld	—	4,426	4,426	11/13/2009	Wire	—
		4,266	4,266	11/25/2009	Wire	—

Employer’s FICA Tax	—	4,426	4,426	11/13/2009	Wire	—
		4,266	4,266	11/25/2009	Wire	—

Unemployment Tax
Federal	—	—	—	11/13/2009	Wire	—
			—	11/25/2009	Wire	—

State	—	42	42	11/13/2009	Wire	—
		46	46	11/25/2009	Wire	—
Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax
Federal	—	—	—			—
State	—	—	—			—

TOTALS	$—	$62,874	$62,874			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010

Property (Fire, Theft)	N/A

Vehicle	N/A

Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010

Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010

Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010

Trustee Surety Bond	Liberty Mutual Insurance Company	25,000,000	10/28/2010	10/28/2010

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     12/1/2009     to     12/31/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable
Under 30 days	$441,897	(1)	$871,083	(2)
30 to 60 days	—		1,003,934
61 to 90 days	492,482		738,785
91 to 120 days	47		418,908
Over 120 days	147		1,365,459
Unavailable	10,603,746	(3)

Total Post Petition	11,538,319

Pre Petition Amounts	3,959,990	(3)

Total Accounts Receivable	15,498,309

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$15,498,309

	Total Post Petition Accounts Payable		$4,398,169

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Includes escrow and other non-P&I advances receivable from in excess of 3,300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel	$1,735,000	$—	$1,171,823		$601,719
Debtor’s Special Counsel (2)	310,304	—	—		449,718
Debtor’s Financial Advisor	250,000	—	690,182		373,637
Creditors’ Committee’s Counsel	100,000	229,835	291,828		1,028,961
Unsecured Creditors’ Financial Advisor	—	24,922	83,397		382,377
Chapter 11 Trustee (3)	—	75,000	—		150,000
Trustee’s Counsel	—	176,588	—		482,841
Trustee’s Financial Advisor	—	190,000	27,145		386,453
Claims Agent	—	20,000	87,715		20,000

Total	$2,395,304	$716,345	$2,352,090		$3,875,706

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel.
(3)	Chapter 11 Trustee fees are an estimate based on time spent performing the Trustee function at customary rates. The actual fees awarded are subject to Bankruptcy Court approval and may vary from the estimate.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     12/1/2009     to     12/31/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     December 31, 2009

QUARTERLY DISBURSEMENT CALCULATION

	TMST, Inc., et al.

1.	Disbursements made in calendar quarter
	October 2009	$1,512,952
	November 2009	2,739,471
	December 2009	5,163,775

	Quarterly Total	$9,416,198

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of December 31, 2009

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	$98	$—	$—	$—	$—	$98	$—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	47	—	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	492,482	—	—	—
Cenlar, P&I Advance	12/18/2009	2,947	2,947	—	—	—	—	—
Cenlar, December 09 Servicing	12/31/2009	438,950	438,950	—	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	8,983,726	—	—	—	—	—	8,983,726
Borrower Corporate Advance Balance (2)	Various	1,601,932	—	—	—	—	—	1,601,932
Borrower 3rd Party Advance Balance (2)	Various	184	—	—	—	—	—	184
Borrower Inspection Fees (2)	Various	17,904	—	—	—	—	—	17,904

Total Post Petition Accounts Receivable		$11,538,319	$441,897	$—	$492,482	$47	$147	$10,603,746

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	6,888
Borrower Escrow Advance Balance (2)	Various	3,464,111
Borrower Corporate Advance Balance (2)	Various	461,299
Borrower 3rd Party Advance Balance (2)	Various	14,067
Borrower Inspection Fees (2)	Various	12,625

Total Pre Petition Accounts Receivable		$3,959,990

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	—	—	40,290
J.H. Cohn LLP	05/31/09	32,673	—	—	—	—	32,673
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Protiviti, Inc.	05/31/09	54,694	—	—	—	—	54,694
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	—	—	60,021
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	—	—	4,172
Venable LLP	05/31/09	78,950	—	—	—	—	78,950
O’Melveny & Myers, LLP	06/01/09	8,886	—	—	—	—	8,886
Atkinson & Thal, P.C.	06/08/09	118	—	—	—	—	118
Wilmington Trust Company	06/26/09	3,000	—	—	—	—	3,000
Wilmington Trust Company	06/29/09	4,000	—	—	—	—	4,000
J.H. Cohn LLP	06/30/09	32,707	—	—	—	—	32,707
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Protiviti, Inc.	06/30/09	74,319	—	—	—	—	74,319
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	64,284	—	—	—	—	64,284
Tydings & Rosenberg LLP	06/30/09	3,648	—	—	—	—	3,648
Venable LLP	06/30/09	67,958	—	—	—	—	67,958
Palmer, Lombardi & Donohue LLP	06/30/09	297	—	—	—	—	297
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	—	—	—	29
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	—	—	—	3,669
Verizon	07/20/09	(264)	—	—	—	—	(264)
J.H. Cohn LLP	07/31/09	29,290	—	—	—	—	29,290
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Protiviti, Inc.	07/31/09	30,028	—	—	—	—	30,028
Quinn Emanuel Urquhart Oliver & Hedges	07/31/09	46,960	—	—	—	—	46,960
Tydings & Rosenberg LLP	07/31/09	2,739	—	—	—	—	2,739
Venable LLP	07/31/09	53,704	—	—	—	—	53,704
Thompson, Hickey, Cunningham, Clow, & April	07/31/09	1,099	—	—	—	—	1,099
J.H. Cohn LLP	08/31/09	27,474	—	—	—	—	27,474
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Protiviti, Inc.	08/31/09	27,230	—	—	—	—	27,230
Quinn Emanuel Urquhart Oliver & Hedges	08/31/09	38,176	—	—	—	—	38,176
Tydings & Rosenberg LLP	08/31/09	4,185	—	—	—	—	4,185
Venable LLP	08/31/09	83,885	—	—	—	—	83,885
Thompson, Hickey, Cunningham, Clow, & April	08/31/09	3	—	—	—	—	3

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Bingham McCutchen LLP	09/03/09	8,536	—	—	—	8,536	—
KPMG LLP	09/24/09	8,910	—	—	—	8,910	—
KPMG LLP	09/24/09	53,326	—	—	—	53,326	—
O’Melveny & Myers, LLP	09/28/09	13,628	—	—	—	13,628	—
J.H. Cohn LLP	09/30/09	20,576	—	—	—	20,576	—
Protiviti, Inc.	09/30/09	108,672	—	—	—	108,672	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	47,287	—	—	—	47,287	—
Tydings & Rosenberg LLP	09/30/09	5,620	—	—	—	5,620	—
Venable LLP	09/30/09	143,955	—	—	—	143,955	—
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	8,400	—
KPMG LLP	10/09/09	44,770	—	—	44,770	—	—
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	29,657	—	—
Goldin Associates, LLC	10/31/09	6,505	—	—	6,505	—	—
J.H. Cohn LLP	10/31/09	173,613	—	—	173,613	—	—
Protiviti, Inc.	10/31/09	51,395	—	—	51,395	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/09	284,370	—	—	284,370	—	—
Tydings & Rosenberg LLP	10/31/09	8,472	—	—	8,472	—	—
Venable LLP	10/31/09	133,544	—	—	133,544	—	—
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	6,460	—	—
Rubin Katz Law Firm	11/06/09	117	—	117	—	—	—
Rubin Katz Law Firm	11/06/09	2	—	2	—	—	—
Rubin Katz Law Firm	11/06/09	8	—	8	—	—	—
Pepper Hamilton LLP	11/10/09	26,705	—	26,705	—	—	—
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	28,453	—	—	—
O’Melveny & Myers, LLP	11/18/09	1,900	—	1,900	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	75,000	—	—	—
Goldin Associates, LLC	11/30/09	189,948	—	189,948	—	—	—
J.H. Cohn LLP	11/30/09	41,122	—	41,122	—	—	—
Protiviti, Inc.	11/30/09	27,299	—	27,299	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/09	212,168	—	212,168	—	—	—
Shapiro Sher Guinot & Sandler	11/30/09	306,253	—	306,253	—	—	—
Tydings & Rosenberg LLP	11/30/09	17,026	—	17,026	—	—	—
Venable LLP	11/30/09	39,723	—	39,723	—	—	—
KPMG LLP	11/30/09	31,220	—	31,220	—	—	—
RR Donnelley	11/30/09	1,517	—	1,517	—	—	—
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	5,024	—	—	—
O’Melveny & Myers, LLP	12/01/09	449	—	449	—	—	—
Fed Ex	12/04/09	635	635	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of December 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Unknown Electronic Check (1)	12/07/09	7,385	7,385	—	—	—	—
Fed Ex	12/11/09	376	376	—	—	—	—
Equibond, Inc	12/17/09	1,725	1,725	—	—	—	—
Fed Ex	12/18/09	761	761	—	—	—	—
Fed Ex	12/25/09	579	579	—	—	—	—
Bravo Technical Resources	12/29/09	3,377	3,377	—	—	—	—
RR Donnelley	12/30/09	1,375	1,375	—	—	—	—
TMST Employee	12/30/09	174	174	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	12/31/09	20,000	20,000	—	—	—	—
Goldin Associates, LLC	12/31/09	190,000	190,000	—	—	—	—
J.H. Cohn LLP	12/31/09	24,922	24,922	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	200,000	200,000	—	—	—	—
Shapiro Sher Guinot & Sandler	12/31/09	176,588	176,588	—	—	—	—
Tydings & Rosenberg LLP	12/31/09	29,834	29,834	—	—	—	—
Workman’s Compensation Tax	12/31/09	34	34	—	—	—	—
Fed Ex	12/31/09	450	450	—	—	—	—
Hotel Santa Fe	12/31/09	2,279	2,279	—	—	—	—
New Mexico Regulation Commission	12/31/09	69	69	—	—	—	—
Thornburg Investment Management	12/31/09	49	49	—	—	—	—
Thornburg Mortgage Advisory Co	12/31/09	32,438	32,438	—	—	—	—
Office of the U.S. Trustee	12/31/09	15,275	15,275	—	—	—	—
Payroll Accrual	12/31/09	87,759	87,759	—	—	—	—

		4,360,652	871,083	1,003,934	738,785	418,908	1,327,942

Potential obligations - Invoices under review	07/31/09	37,518	—	—	—	—	37,518

Post Petition Accounts Payable		4,398,169	$871,083	$1,003,934	$738,785	$418,908	$1,365,459

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

(1)	TMST, Inc., is researching a deposit received where there was little information. The Company recorded the amount as a payable until it can correctly determine where to attribute the amount or return it.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending December 31, 2009

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.